                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):    September 30, 2005
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                           PRISM SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-21713                 95-2621719
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

        15500-C Rockfield Blvd., Irvine, CA                    92618
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      (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code:   949-855-3100
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

In the quarter ended September 30, 2005, the Company borrowed an aggregate of $285,000 under a Consolidated Promissory Note with the Conrad von Bibra Revocable Trust. Such debt is due March 1, 2007, bears simple interest at the rate of 5% per annum beginning July 1, 2005, and is secured by the Company's assets.

No commissions were paid in connection with the above transactions. Conrad von Bibra is an affiliate of the Company by virtue of having beneficial ownership of more than 5% of the outstanding Common Stock of the Company, and being a director and an officer of the Company.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  10.1 Consolidated Promissory Note dated September 30, 2005 by and between the Conrad von Bibra Revocable Trust and the Company


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRISM SOFTWARE CORPORATION

Dated:  October 12, 2005               By:  /s/ David Ayres
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                                            David Ayres, Director and President
                                            (Principal Executive Officer)